Stock Repurchase Agreement

      This Stock Repurchase Agreement (this "Agreement"), dated as of March 16, 2007, is by and among DVL, Inc., a Delaware corporation (the "Company"), Blackacre Bridge Capital, L.L.C., a New York limited liability company ("Blackacre Bridge") and Blackacre Capital Group, L.P., a Delaware limited partnership ("Blackacre Capital").

      WHEREAS, Blackacre Bridge and Blackacre Capital (collectively, the "Sellers") own 4,753,113 (the "Blackacre Bridge Shares") and 653,000 ( the "Blackacre Capital Shares" which, together with the Blackacre Bridge Shares, are collectively referred to herein as the "Shares"), respectively, of the common stock, par value $.01 per share of the Company; and

      WHEREAS, the Company desires to purchase all of the Shares from the Sellers at a purchase price of $.12 per Share, all on the terms and conditions set forth herein.

      NOW, THEREFORE, in receipt of valid consideration therefor, the parties hereto agree as follows:

            1.    Sale and Purchase of the Shares

            Subject to the terms and conditions of this Agreement, (a) Blackacre Bridge hereby transfers, assigns, conveys, delivers and sells all right, title and interest in and to the Blackacre Bridge Shares to the Company, and the Company hereby accepts, acquires and purchases all of the Blackacre Bridge Shares from Blackacre Bridge for an aggregate purchase price of $570,373.56 (the "Blackacre Bridge Purchase Price"), and (b) Blackacre Capital hereby transfers, assigns, conveys, delivers and sells all right title and interest in and to the Blackacre Capital Shares, and the Company hereby accepts, acquires and purchases all of the Blackacre Capital Shares from Blackacre Capital for an aggregate purchase price of $78,360 (the "Blackacre Capital Purchase Price").

            2.    Payment for and Delivery of the Shares.

            (a) The Blackacre Bridge Purchase Price and the Blackacre Capital Purchase Price are hereby paid to Blackacre Bridge and Blackacre Capital, respectively, by wire transfer of immediately available funds to account(s) designated in writing by each such Seller or by certified or bank check made payable to each such Seller.

            (b) Contemporaneously herewith, each of the Sellers shall deliver to the Company the stock certificates (the "Certificates") evidencing all of the Shares, together with duly executed stock powers and other documents of transfer, conveyance and assignment in form and substance reasonably satisfactory to the Company and Company's counsel required to transfer all right, title and interest in and to the Shares to the Company and vest in the Company good and marketable title to the Shares free and clear of all Liens (as defined in Section 3(b) hereof).

            3.    Representations and Warranties

            (a) Mutual Representations and Warranties. Each of the Sellers hereby represents and warrants to the Company, and the Company hereby represents and warrants to the Sellers, that the transactions contemplated hereby will not violate (i) its charter, articles or certificate of incorporation or bylaws (or other organizational documents), if applicable, or any agreement, indenture or other instrument to which it is a party, (ii) any judgment, decree, order or award of any court, governmental body or arbitrator to which it is subject, or
                  (iii) any law, rule or regulation applicable to it. Each of the Sellers hereby represents and warrants to the Company, and the Company hereby represents and warrants to the Sellers, that (i) it has full legal right, power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby, (ii) the execution, delivery and performance by it of this Agreement and the consummation by it of the transaction contemplated by this Agreement have been duly authorized by all necessary corporate or other action, as the case may be, and no other proceedings on the part of it are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, and (iii) this Agreement has been duly and validly executed and delivered by such party and constitutes a valid and binding obligation of such party, enforceable against it in accordance with its terms. In addition, each of the Sellers hereby represents and warrants to the Company, and the Company hereby represents and warrants to the Sellers, that no commission or remuneration has been paid or given directly or indirectly for soliciting the sale or purchase of the Shares contemplated under this Agreement.

            (b) Representations and Warranties of the Sellers. By executing this Agreement, each of the Sellers hereby represents and warrants to the Company that (i) other than with the Company, the Sellers do not presently have any undertaking, contract, agreement or other such arrangement to sell or transfer any of the Shares to any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association, or similar entity or any government, governmental agency or political subdivision, (ii) each of Blackacre Bridge and Blackacre Capital is the record and beneficial owner of the Blackacre Bridge Shares and the Blackacre Capital Shares, respectively, free and clear of all liens, pledges, encumbrances, restrictions options and claims of any kind (the "Liens"), (iii) at the time the Company offered to purchase the Shares, the Sellers were and at the date hereof are an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended, (iv) the Sellers have experience in the kinds of transactions contemplated by this Agreement and are able by reasons of business and financial experience, to protect their own interests in connection with such transactions hereby and have the knowledge and sophistication in evaluating the merits and risks of the sale of the Shares and have so evaluated such merits and risks, (v) the Sellers and their advisors, if any, have requested, received and considered all information


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

                  relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the information relating to the transactions contemplated by this Agreement, and (vi) the Sellers and their advisors, if any, have been afforded the opportunity to ask questions of the Company concerning the terms of the sale of the Shares and the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and its subsidiaries, and have received satisfactory and sufficient answers to any such inquires, and have received all information from the Company, sufficient to enable the Sellers to evaluate their respective investment decisions hereby; without limiting the generality of the foregoing, the Sellers have had the opportunity to obtain and to review the Company's Annual Reports on Form 10-KSB, the Company's Quarterly Reports on Form 10-QSB, the Company's Current Reports on Form 8-K, in each case as filed with the Securities and Exchange Commission (the "SEC") including the information and documents (other than exhibits) incorporated by reference as well as all other publicly filed documents and all additional information that is necessary to make an informed decision with respect to the transactions contemplated hereby. Each of the Sellers hereby represents, warrants and covenants to file (or cause to be filed in the case of filings required to be made by any affiliate of the Sellers) all documents required to be filed with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder by or on behalf of the Sellers or any of their respective affiliates as a result of or in connection with the transactions contemplated herein, within the time periods required by the Exchange Act and the rules and regulations thereunder.

            (c) Survival. All representations, warranties and covenants made herein shall survive delivery of any payment for the Shares, any transfer of the Certificates as well as any other consummation of the transactions contemplated herein. The Company makes no representations or warranties in any oral or written information provided to either of the Sellers, other than the representations and warranties included herein.

            4.    Indemnification and Release

            (a) The Sellers hereby agree, jointly and severally (i) to indemnify and hold harmless the Company and its directors, officers, shareholders, employees, agents, advisors, successors and assigns (the "Company Parties") against, and to reimburse the Company Parties on demand with respect to, any and all losses, liabilities, obligations, suits, proceedings, demands, judgments, damages, claims, expenses and costs (including, without limitation, reasonable fees, expenses and disbursements of counsel) (collectively, "Damages") which each


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

                  may suffer, incur or pay by reason of (A) the breach by either of the Sellers of any representation or warranty contained in this Agreement, or in any agreement, certificate or instrument executed by it and contemplated hereby, or (B) the failure of either of the Sellers to perform any of the obligations required by this Agreement or any additional agreement, certificate or instrument contemplated hereby, and (ii) in all respects to release the Company from any and all liability that may occur in connection with the sale of the Shares as of the date hereof and after this Agreement is hereby executed other than with respect to the performance by the Company of its obligations required by this Agreement and under the indemnification provisions in Section 4(b)(i) below.

            (b) The Company hereby agrees (i) to indemnify and hold harmless each of the Sellers and each of its respective directors, officers, shareholders, employees, agents, advisors, successors and assigns (the "Seller Parties") against, and to reimburse the Seller Parties on demand with respect to, any and all Damages which each may suffer, incur or pay by reason of (A) the breach by the Company of any representation or warranty contained in this Agreement, or in any agreement, certificate or instrument executed by it and contemplated hereby, or (B) the failure of the Company to perform any of the obligations required by this Agreement or any additional agreement, certificate or instrument contemplated hereby, and
                  (ii) in all respects to release the Sellers from any and all liability that may occur in connection with the sale of the Shares as of the date hereof and after this Agreement is hereby executed other than with respect to the performance by each of the Sellers of its respective obligations required by this Agreement and under the indemnification provisions in
                  Section 4(a)(i) above.

            5.    Further Assurances

            At any time or from time to time following the execution of this Agreement, each of the Sellers agree to cooperate with the Company and at the request of the Company to execute and deliver any further instruments or documents and to take all such further action as the Company may reasonably request in order to evidence or effectuate the transactions contemplated hereby.

            6.    Waiver of Rights

            Contemporaneously herewith, that certain Exchange Agreement dated as of December 28, 2001 (the "Exchange Agreement"), by and between the Company and Blackacre Bridge is hereby terminated in all respects and has no further force and effect and Blackacre Bridge hereby waives in all respects any and all rights it may have under the Exchange Agreement; provided, however, that the representations and warranties contained in Article Two of the Exchange Agreement shall continue to survive such termination and waiver.


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

            7. Confidentiality

            Each of the Sellers will hold, and will cause its officers, directors, managers, partners, employees, consultants, advisors and agents (collectively, the "Representatives") to hold in confidence any information which the Company provides to any of the Sellers in connection with this Agreement; provided, however, that the Sellers shall not be required to maintain confidentiality with respect to information which (i) is or becomes generally available to the public other than as a result of a disclosure by either of the Sellers or their respective Representatives, (ii) is or becomes available to either of the Sellers from a source other than the Company or its agents or advisors, or (iii) was available to the Sellers prior to its disclosure to either of the Sellers by the Company or its agents or advisors.

            8.    Miscellaneous

            (a) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission or two days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

            If to Blackacre Bridge:        Blackacre Bridge Capital L.L.C.
                                           299 Park Avenue
                                           New York, New York 10022
                                           Attention: Mark Neporent
                                                      Ronald J. Kravit

            with a copy to:                Schulte Roth & Zabel LLP
                                           919 Third Avenue
                                           New York, New York 10022
                                           Attention: Gregory Pressman, Esq.

            If to Blackacre Capital:       Blackacre Capital Group, L.P.
                                           299 Park Avenue
                                           New York, New York 10022
                                           Attention: Mark Neporent
                                                      Ronald J. Kravit

            with a copy to:                Schulte Roth & Zabel LLP
                                           919 Third Avenue
                                           New York, New York 10022
                                           Attention: Gregory Pressman, Esq.


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

            If to the Company:             DVL, Inc.
                                           70 East 55th Street
                                           New York, New York 10022
                                           Attention: Chief Financial Officer

            with a copy to:                Katten Muchin Rosenman LLP
                                           575 Madison Avenue
                                           New York, New York 10022
                                           Attention: Wayne A. Wald, Esq.
                                           and Howard S. Jacobs, Esq.

            (b) Assignability and Parties in Interest. This Agreement shall not be assignable by any of the parties hereto without the consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

            (c) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal substantive law, and not the law pertaining to conflicts or choice of law, of the State of New York.

            (d) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            (e) Complete Agreement. This Agreement is an integrated agreement containing the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous, and all contemporaneous oral or written negotiations, commitments or understandings.

            (f) Modifications, Amendments and Waivers. This Agreement may be modified, amended or otherwise supplemented only by a writing signed by the party against whom it is sought to be enforced. No waiver of any right or power hereunder shall be deemed effective unless and until a writing waiving such right or power is executed by the party waiving such right or power.

            (g) Third Party Beneficiaries. There are no third party beneficiaries under this Agreement or intended by any party hereto.

            (h) Expenses. Each party hereto shall bear its own costs and expenses, including, without limitation, attorneys' fees, incurred in connection with this Agreement and the consummation of the transactions contemplated hereby.


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

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     DVL, INC.

                                     By: /s/ Henry Swain
                                         ---------------------------------------
                                         Name: Henry Swain
                                         Title: Executive Vice President & Chief
                                                Financial Officer


                                     BLACKACRE BRIDGE CAPITAL, L.L.C.

                                     By: Blackacre Capital Management, LLC. its
                                           Managing Member

                                           By: /s/ Ronald J. Kravit
                                               ---------------------------------
                                               Name: Ronald J. Kravit
                                               Title: Vice President


                                     BLACKACRE CAPITAL GROUP, L.P.

                                     By: Blackacre Capital Management, LLC, its
                                           General Partner

                                           By: /s/ Ronald J. Kravit
                                               ---------------------------------
                                               Name: Ronald J. Kravit
                                               Title: Vice President


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